NYSE Amex Equities Exchange Symbol - UEC
FOR IMMEDIATE RELEASE	November 17, 2010

Uranium Energy Corp Begins Production at Palangana ISR Project

  UEC launches first new ISR uranium mine in U.S. in 5 years

  First production area comes on-line in South Texas below budget and on schedule

Corpus Christi, TX - November 17, 2010 - Uranium Energy Corp (NYSE AMEX: UEC; the "Company") is pleased to announce that the Company has started uranium production using in-situ recovery (ISR) methods at the Palangana Project in South Texas.

Phase I of three separate development phases of the wellfield at Production Area 1 (PAA-1) is 100% complete, with more than 45 injection wells and production wells drilled, cased and tested. The Company is very pleased with the water volume that each well has yielded during the testing phase. Now, gaseous oxygen and carbon dioxide are being added to the circulating ground water, which has activated the mining process of dissolving the uranium from surrounding sandstones.

Amir Adnani, President and CEO, stated, "We are exceedingly proud that Palangana is the first new ISR uranium mine to achieve production in the U.S. in over 5 years. Kudos are due to our many professionals who have been working very hard to reach this important milestone. Palangana is one of the Company's four projects in South Texas. This initial production is really just the first step in the Company's regional strategy of greatly expanding resources and production in the re-emerging South Texas Uranium Belt, with the next project, the nearby Goliad ISR project, anticipated to join Palangana as a producing asset next year."

Harry Anthony, Chief Operating Officer, added, "The next milestone will be the start of regular deliveries of uranium-loaded resin beads to our Hobson processing plant, scheduled to commence before month-end. Shortly thereafter, we will be marketing and delivering yellowcake, the Company's valuable final product. Hobson is a newly refurbished, state-of-the-art processing plant, and anchors the Company's South Texas regional strategy with up to 3.0 million pounds of annual capacity."

Phase 1 of the PAA-1 wellfield is in operation with 30 injection wells and 15 production wells on-line, with each being brought gradually up to maximum flow rates of approximately 50 gallons per minute.

Phases II and III of the PAA-1 wellfield each will contain 45 production and injection wells. All Phase II wells have been completed, and are targeted to commence mining in the first quarter of 2011. Installation of Phase III wells is underway with three rigs actively casing and then completing each well. The Company is scheduling these wells to come on-line and to start production during the second quarter of 2011. The average depth of wells throughout the PAA-1 wellfield is 450 feet.

Uranium Market

The spot uranium price continues to rise, presently at $59.50/lb. U3O8, up from a base set earlier this year just above $40/lb. The term or contract price is $62.00/lb. U3O8. Both prices are quotes from Ux Consulting, an industry price-publishing source. Uranium Energy Corp, as a new uranium-producing company, is ideally positioned with no debt and 100%-unhedged production.

About In-Situ Recovery (ISR) Mining

Uranium Energy Corp is employing in-situ recovery or ISR mining technology at the Palangana uranium project. ISR is injected-solution mining that reverses the natural process that deposited the uranium in the sandstones. On-site ground water is being fortified with gaseous oxygen and introduced to the uranium ore body through a pattern of injection wells. The solution dissolves the uranium from the sandstone host.

The uranium-bearing solution is brought back to surface through production wells where the uranium is concentrated on resin beads for trucking to the Company's Hobson processing plant to be concentrated further and dried into yellowcake for market. This pattern of injection and recovery wells, plus surrounding monitor wells that serve as a safeguard, is called a wellfield. For more information on ISR mining, visit www.uraniumenergy.com and view the animated video noted on the home page.

About Uranium Energy Corp

Uranium Energy Corp is a U.S.-based uranium production, development and exploration company. The Company's fully licensed and permitted Hobson processing facility is central to all of its projects in South Texas, including the Palangana in-situ recovery project, which has just initiated first production, and the Goliad in-situ recovery project which is in the final stages of mine permitting for production.  The Company's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact North America: Investor Relations, Uranium Energy Corp:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE-AMEX: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labour disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this new release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. 'This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities. The securities offered and sold in the private placement Offering have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and may not be offered or sold in the United States absent registration, or an applicable exemption from registration under the Securities Act and applicable state securities laws.